EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Jurak, the Chief Executive Officer and principal financial officer of Jurak Corporation World Wide, Inc. (the "Company") in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-KSB for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date September 12, 2003                               Signed: /s/ Anthony Jurak
                                                     ---------------------------
                                              Name:  Anthony Jurak
                                              Title: Chief Executive Officer and
                                                     principal financial officer